Income Taxes - Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Deferred tax assets
Net operating loss and capital loss carryover	$ 56,758	$ 53,165
Depreciation	66,208	42,603
Other	9,705	6,741
Total deferred tax assets	132,671	102,509
Less: Valuation allowance	(132,671)	(102,509)
Total deferred tax assets, net of valuation allowance	0	0
Total deferred tax liabilities	14,557	0
Net deferred tax liability	$ (14,557)
Net deferred tax liability		$ 0